Transactions	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Transactions
5.	Transactions

a)	Quebrada Blanca

In April of 2018, we acquired an additional 13.5% interest in QBSA through the purchase of Inversiones Mineras S.A. (IMSA), a private Chilean company. This acquisition brought our interest in QBSA from 76.5% to 90%.

The purchase price consisted of US$53 million paid in cash on closing, an additional US$60 million paid in 2018 on the issuance of the major approval of the social and environmental impact assessment for the Quebrada Blanca Phase 2 copper development project (QB2) and a further US$50 million payable within 30 days of the commencement of commercial production at QB2. Additional amounts may become payable to the extent that average copper prices exceed US$3.15 per pound in each of the first three years following commencement of commercial production, up to a cumulative maximum of US$100 million if commencement of commercial production occurs prior to January 21, 2024, or up to a lesser maximum in certain circumstances thereafter.

This transaction is considered a change in the ownership of a subsidiary that we control and accordingly, we accounted for this as an equity transaction. At the acquisition date, we recorded a cash payment of $67 million and liabilities for the estimated fair value of amounts due in the future, which are recorded in provisions and other liabilities on the balance sheet. The total fair value of $175 million was recorded as a reduction in non-controlling interests and equity attributable to shareholders of $16 million and $159 million, respectively, as at December 31, 2018.

In December of 2018, we announced a transaction for Sumitomo Metal Mining Co., Ltd. and Sumitomo Corporation (together referred to as Sumitomo) to subscribe for a 30% indirect interest in QBSA, which owns QB2. Upon closing, Teck and Sumitomo will have an indirect ownership interest in QBSA of 60% and 30%, respectively, and Empresa Nacional de Minería (ENAMI) will continue to have a 10% direct ownership interest in QBSA. ENAMI, a Chilean State agency, holds a preference share interest in QBSA, which does not require ENAMI to fund capital spending. Closing of the transaction is subject to customary conditions precedent, including receipt of necessary regulatory approvals, and is expected to occur before the end of March 2019.

We analyzed the implied fair value that can be derived from this announced market transaction as part of our impairment testing for the Quebrada Blanca CGU (Note 8(b)).

b)	Waneta Dam Sale

During 2018, the transaction for the sale of our two-thirds interest in the Waneta Dam and related transmission assets to BC Hydro closed. The Waneta Dam and related transmission assets were previously classified as assets held for sale of $350 million on our consolidated balance sheet as at December 31, 2017. As part of the sale, we entered into a 20-year arrangement to purchase power for our Trail Operations, with an option to extend the arrangement for a further 10 years on comparable terms. We recognized this transaction as a disposition of the Waneta Dam and related transmission assets and recorded a pre-tax gain, net of transaction costs, of $888 million (after-tax $812 million) based on proceeds of $1.203 billion. The gain is recorded in other operating income (expense) (Note 9). The power supply arrangement is accounted for as an ongoing cost to operate and is recorded in cost of sales.